UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06711
Morgan Stanley Special Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Sara Furber
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: February 28, 2011
Date of reporting period: August 31, 2010

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Special Growth Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended August 31, 2010

Total Return for the 6 Months Ended August 31, 2010

				Russell	Lipper
				2000®	Small-Cap
				Growth	Growth Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]
–0.37%	–0.82%	–0.76%	–0.26%	–3.14%	–2.82%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In early 2010, the U.S. stock market began to retreat from the gains made in 2009. Sovereign debt problems in Europe, disappointing economic data in the U.S. and China, and increasing frustration about the ineffectiveness of fiscal stimulus measures created considerable doubts about the direction of the U.S. and global economies. In this environment, investors grew more averse toward risky assets including equities. This led many measures of the U.S. stock market (including the Fund’s benchmark, the Russell 2000® Growth Index,) to end the six-month period in negative territory.

We saw a significant amount of market volatility during the period. As of the end of August, the market environment remains uncertain, and we anticipate continued stock market turbulence in the near term. Rather than pay heed to short-term noise, we maintain our focus on identifying high quality companies with sustainable competitive advantages that are not linked to a specific macro economic forecast. We have a long-term investment perspective, which means that those short-term events that do not affect our investment thesis are unlikely to prompt portfolio turnover.

Performance Analysis

All share classes of Morgan Stanley Special Growth Fund outperformed the Russell 2000® Growth Index (the “Index”) and the Lipper Small-Cap Growth Funds Index for the six months ended August 31, 2010, assuming no deduction of applicable sales charges.

The largest contributor to the Fund’s relative performance during the period was stock selection in the consumer discretionary sector, although an overweight in the sector did slightly detract from overall performance. Here, the consumer services industry was the most additive. Another area of relative outperformance was stock selection in the producer durables sector, with the back office support, human resources and consulting industry the most advantageous to relative performance. Finally, both stock selection and an overweight in utilities bolstered returns. Within the sector, the electrical industry held the leading outperformer.

Although the Fund outperformed the Index, there were areas detrimental to overall performance. Both stock selection and an underweight in energy dampened relative performance. The Fund’s natural gas producer exposure was the main detractor. Stock selection in health care underperformed, primarily in the health care services industry, despite the positive contribution of an underweight in the sector. An underweight in technology diminished relative performance, offsetting the relative gain of stock selection there. Within the sector, the miscellaneous technology group held the leading detractor.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 08/31/10
PF Chang’s China Bistro, Inc.	3.9%
Greenhill & Co., Inc.	3.6
Techne Corp.	3.6
MSCI, Inc. (Class A)	3.4
Advisory Board Co. (The)	3.0
Solera Holdings, Inc.	2.9
Blue Nile, Inc.	2.9
OpenTable, Inc.	2.9
Brookfield Infrastructure Partners LP (Bermuda)	2.8
Lynas Corp. Ltd. (Australia)	2.8

TOP FIVE INDUSTRIES as of 08/31/10
Hotels, Restaurants & Leisure	9.9%
Internet Software & Services	9.7
Professional Services	6.4
Software	5.8
Internet & Catalog Retail	4.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $15 million to $4.5 billion as of May 31, 2010). The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended August 31, 2010

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 08/02/93)		(since 07/28/97)		(since 07/28/97)
Symbol	SMPAX		SMPBX		SMPCX		SMPDX
1 Year	7.06%[3]		6.23%[3]		6.23%[3]		7.32%[3]
	1.44	[4]	1.23	[4]	5.23	[4]	—

5 Years	–0.16	[3]	–0.91	[3]	–0.89	[3]	0.07	[3]
	–1.23	[4]	–1.31	[4]	–0.89	[4]	—

10 Years	–9.96	[3]	–10.53	[3]	–10.63	[3]	–9.77	[3]
	–10.45	[4]	–10.53	[4]	–10.63	[4]	—

Since Inception	1.07	[3]	4.04	[3]	0.32	[3]	1.30	[3]
	0.66	[4]	4.04	[4]	0.32	[4]	—

Gross Expense Ratio	2.21		2.96		2.96		1.96

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Small-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/10 – 08/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			03/01/10 –
	03/01/10	08/31/10	08/31/10
Class A
Actual (−0.37% return)	$1,000.00	$996.30	$10.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.52	$10.76
Class B
Actual (−0.82% return)	$1,000.00	$991.80	$14.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.74	$14.55
Class C
Actual (−0.76% return)	$1,000.00	$992.40	$14.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.74	$14.55
Class I
Actual (−0.26% return)	$1,000.00	$997.40	$9.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50

@	Expenses are equal to the Fund’s annualized expense ratios of 2.12%, 2.87%, 2.87% and 1.87% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the

Fund’s management fee and total expense ratio were acceptable given the quality and nature of services provided. The Board also concluded that the Fund’s performance was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2010 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (94.6%)
	Biotechnology (2.2%)
13,126	Alnylam Pharmaceuticals, Inc. (a)	$179,826
69,988	Ironwood Pharmaceuticals, Inc. (144A) (a)(b)(c)	648,789

		828,615

	Capital Markets (4.4%)
1,139	Capital Southwest Corp.	99,366
22,300	CETIP SA – Balcao Organizado de Ativos e Derivativos (Brazil)	194,272
19,444	Greenhill & Co., Inc.	1,369,441

		1,663,079

	Chemicals (2.8%)
16,380	Intrepid Potash, Inc. (a)	367,731
27,232	Rockwood Holdings, Inc. (a)	703,947

		1,071,678

	Commercial Services & Supplies (1.4%)
37,650	Covanta Holding Corp.	542,537

	Construction Materials (3.6%)
34,218	Eagle Materials, Inc.	785,303
18,560	Texas Industries, Inc.	561,254

		1,346,557

	Distributors (0.9%)
119,900	Integrated Distribution Services Group Ltd. (Bermuda) (e)	348,352

	Diversified Consumer Services (1.6%)
6,134	New Oriental Education & Technology Group (ADR) (Cayman Islands) (a)	604,751

	Diversified Financial Services (4.0%)
42,745	MSCI, Inc. (Class A) (a)	1,278,075
7,864	Pico Holdings, Inc. (a)	219,563

		1,497,638

	Diversified Telecommunication Services (1.1%)
49,655	Cogent Communications Group, Inc. (a)	432,992

	Electric Utilities (4.7%)
62,368	Brookfield Infrastructure Partners LP (Bermuda)	1,067,740
178,449	Prime Infrastructure Group (Stapled Securities) (Australia) (f)(g)	695,398

		1,763,138

	Health Care Equipment & Supplies (2.0%)
17,132	Gen-Probe, Inc. (a)	771,454

	Health Care Technology (3.1%)
26,858	athenahealth, Inc. (a)	723,555
23,749	MedAssets, Inc. (a)	470,705

		1,194,260

	Hotels, Restaurants & Leisure (9.9%)
25,659	Ambassadors Group, Inc.	281,607
26,187	BJ’s Restaurants, Inc. (a)	626,917
10,073	Gaylord Entertainment Co. (a)	263,510
33,430	Lakes Entertainment, Inc. (a)	66,526
109,192	Mandarin Oriental International Ltd. (Bermuda)	151,777
34,977	PF Chang’s China Bistro, Inc.	1,497,365
26,029	Vail Resorts, Inc. (a)	859,738

		3,747,440

	Household Durables (2.6%)
49,425	Gafisa SA (ADR) (Brazil)	680,582
17,666	iRobot Corp. (a)	292,726

		973,308

	Information Technology Services (2.6%)
28,785	Forrester Research, Inc. (a)	883,412
59,643	Information Services Group, Inc. (a)	89,464

		972,876

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2010 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Insurance (2.4%)
39,139	Greenlight Capital Re, Ltd. (Class A) (Cayman Islands) (a)	$904,894

	Internet & Catalog Retail (4.8%)
26,995	Blue Nile, Inc. (a)	1,108,415
15,000	DeNA Co., Ltd. (Japan)	449,589
7,718	Makemytrip Ltd. (Mauritius) (a)	262,412

		1,820,416

	Internet Software & Services (9.1%)
13,452	comScore, Inc. (a)	244,692
31,364	GSI Commerce, Inc. (a)	714,158
27,634	Market Leader, Inc. (a)	57,479
13,216	MercadoLibre, Inc. (a)	871,463
20,650	OpenTable, Inc. (a)	1,100,645
14,790	VistaPrint N.V. (Bermuda) (a)	453,757

		3,442,194

	Leisure Equipment & Products (1.5%)
29,200	Universal Entertainment Corp. (Japan) (a)	573,503

	Life Sciences Tools & Services (3.6%)
23,580	Techne Corp.	1,361,273

	Media (1.9%)
28,079	CKX, Inc. (a)	131,691
14,601	Morningstar, Inc. (a)	590,610

		722,301

	Metals & Mining (2.8%)
1,207,404	Lynas Corp. Ltd. (Australia) (a)	1,052,747

	Oil, Gas & Consumable Fuels (2.6%)
29,286	Atlas Energy, Inc. (a)	796,579
11,705	Brigham Exploration Co. (a)	179,321

		975,900

	Professional Services (6.4%)
28,063	Advisory Board Co. (The) (a)	1,137,674
10,544	Corporate Executive Board Co. (The)	295,654
24,102	CoStar Group, Inc. (a)	994,689

		2,428,017

	Real Estate Management & Development (2.0%)
129,893	Brookfield Incorporacoes SA (Brazil)	679,696
3,315	Consolidated-Tomoka Land Co.	89,704

		769,400

	Semiconductors & Semiconductor Equipment (1.7%)
42,574	Tessera Technologies, Inc. (a)	647,125

	Software (5.8%)
12,369	Blackboard, Inc. (a)	409,290
13,276	Longtop Financial Technologies Ltd. (ADR) (Cayman Islands) (a)	432,532
13,747	NetSuite, Inc. (a)	261,193
27,938	Solera Holdings, Inc.	1,108,580

		2,211,595

	Specialty Retail (1.3%)
21,613	Citi Trends, Inc. (a)	488,454

	Textiles, Apparel & Luxury Goods (1.3%)
14,671	Lululemon Athletica, Inc. (a)	484,436

	Transportation Infrastructure (0.5%)
7,319	Grupo Aeroportuario del Pacifico SAB de CV (ADR) (Mexico)	207,860

	Total Common Stocks (Cost $40,794,889)	35,848,790

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2010 (unaudited) continued

NUMBER OF
SHARES		VALUE

	Non-Convertible Preferred Stocks (2.3%)
	Finance (0.8%)
51,797	Ning, Inc. Ser D (a)(d)	$301,459

	Internet Software & Services (0.6%)
14,426	Twitter, Inc. Ser E (a)(d)(h)	230,562

	Medical – Biomedical/Genetics (0.9%)
46,575	Pacific Biosciences Ser E (d)	355,367

	Total Non-Convertible Preferred Stocks (Cost $926,936)	887,388

NUMBER OF
SHARES (000)

	Short-Term Investment (3.2%)
	Investment Company
1,207	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $1,206,947)	1,206,947

Total Investments (Cost $42,928,772) (i)	100.1%	37,943,125
Liabilities in Excess of Other Assets	(0.1)	(25,915)

Net Assets	100.0%	$37,917,210

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Super voting rights at a ratio of 10:1.
(d)	At August 31, 2010, the Fund held $887,388 of fair valued securities, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(e)	Security trades on a Hong Kong exchange.
(f)	Comprised of securities in separate entities that are traded as a single stapled security.
(g)	Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(h)	Illiquid security. Resale is restricted to qualified institutional investors.
(i)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,539,076 and the aggregate gross unrealized depreciation is $8,524,723 resulting in net unrealized depreciation of $4,985,647.

Forward Foreign Currency Contracts Open at August 31, 2010:

	CONTRACTS	IN EXCHANGE		DELIVERY	UNREALIZED
COUNTERPARTY	TO DELIVER	FOR		DATE	DEPRECIATION
State Street	$70	BRL	123	09/01/2010	$—
State Street	$3,428	BRL	6,015	09/01/2010	(3)
State Street	$70	BRL	122	09/02/2010	—
State Street	$3,421	BRL	5,998	09/02/2010	(6)

	Total Unrealized Depreciation				$(9)

Currency Abbreviation:

BRL	Brazilian Real.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Summary of Investments - August 31, 2010 (unaudited)

			PERCENT OF
			TOTAL
INDUSTRY	VALUE		INVESTMENTS
Hotels, Restaurants & Leisure	$3,747,440		9.9%
Internet Software & Services	3,672,756		9.7
Professional Services	2,428,017		6.4
Software	2,211,595		5.8
Internet & Catalog Retail	1,820,416		4.8
Electric Utilities	1,763,138		4.7
Capital Markets	1,663,079		4.4
Diversified Financial Services	1,497,638		3.9
Life Sciences Tools & Services	1,361,273		3.6
Construction Materials	1,346,557		3.6
Investment Company	1,206,947		3.2
Health Care Technology	1,194,260		3.1
Chemicals	1,071,678		2.8
Metals & Mining	1,052,747		2.8
Oil, Gas & Consumable Fuels	975,900		2.6
Household Durables	973,308		2.6
Information Technology Services	972,876		2.6
Insurance	904,894		2.4
Biotechnology	828,615		2.2
Health Care Equipment & Supplies	771,454		2.0
Real Estate Management & Development	769,400		2.0
Media	722,301		1.9
Semiconductors & Semiconductor Equipment	647,125		1.7
Diversified Consumer Services	604,751		1.6
Leisure Equipment & Products	573,503		1.5
Commercial Services & Supplies	542,537		1.4
Specialty Retail	488,454		1.3
Textiles, Apparel & Luxury Goods	484,436		1.3
Diversified Telecommunication Services	432,992		1.1
Medical – Biomedical/Genetics	355,367		0.9
Distributors	348,352		0.9
Finance	301,459		0.8
Transportation Infrastructure	207,860		0.5

	$37,943,125	∧	100.0%

∧	Does not include open forward foreign currency contracts with total unrealized depreciation of $9.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $41,721,825)	$36,736,178
Investment in affiliate, at value (cost $1,206,947)	1,206,947
Cash	5,504
Receivable for:
Investments sold	55,273
Dividends	47,009
Shares of beneficial interest sold	1,104
Dividends from affiliate	279
Prepaid expenses and other assets	25,715

Total Assets	38,078,009

Liabilities:
Unrealized depreciation on open forward foreign currency contracts	9
Payable for:
Investment advisory fee	31,353
Transfer agent fee	24,825
Shares of beneficial interest redeemed	22,090
Distribution fee	12,461
Investments purchased	6,840
Administration fee	2,740
Accrued expenses and other payables	60,481

Total Liabilities	160,799

Net Assets	$37,917,210

Composition of Net Assets:
Paid-in-capital	$207,181,826
Net unrealized depreciation	(4,985,391)
Accumulated net investment loss	(151,298)
Accumulated net realized loss	(164,127,927)

Net Assets	$37,917,210

Class A Shares:
Net Assets	$31,872,407
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,709,427
Net Asset Value Per Share	$18.65

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.68

Class B Shares:
Net Assets	$3,725,931
Shares Outstanding (unlimited shares authorized, $.01 par value)	220,841
Net Asset Value Per Share	$16.87

Class C Shares:
Net Assets	$2,016,414
Shares Outstanding (unlimited shares authorized, $.01 par value)	119,558
Net Asset Value Per Share	$16.87

Class I Shares:
Net Assets	$302,458
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,748
Net Asset Value Per Share	$19.21

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements continued

Statement of Operations
For the six months ended August 31, 2010 (unaudited)

Net Investment Loss:
Income
Dividends (net of $6,049 foreign withholding tax)	$248,675
Dividends from affiliate	778

Total Income	249,453

Expenses
Investment advisory fee	193,133
Distribution fee (Class A shares)	43,245
Distribution fee (Class B shares)	23,533
Distribution fee (Class C shares)	11,817
Transfer agent fees and expenses	77,934
Professional fees	35,113
Shareholder reports and notices	32,116
Registration fees	23,229
Administration fee	16,794
Custodian fees	5,824
Trustees’ fees and expenses	677
Other	8,256

Total Expenses	471,671

Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(572)

Net Expenses	471,099

Net Investment Loss	(221,646)

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(1,743,401)
Forward foreign currency contracts	(107)
Foreign currency translation	(2,719)

Net Realized Loss	(1,746,227)

Change in Unrealized Appreciation/Depreciation on:
Investments	1,958,278
Forward foreign currency contracts	(9)
Foreign currency translation	265

Net Change in Unrealized Appreciation/Depreciation	1,958,534

Net Gain	212,307

Net Decrease	$(9,339)

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	AUGUST 31, 2010	FEBRUARY 28, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(221,646)	$(683,781)
Net realized loss	(1,746,227)	(141,437)
Net change in unrealized appreciation/depreciation	1,958,534	19,675,188

Net Increase (Decrease)	(9,339)	18,849,970

Net decrease from transactions in shares of beneficial interest	(4,091,848)	(7,439,387)

Net Increase (Decrease)	(4,101,187)	11,410,583
Net Assets:
Beginning of period	42,018,397	30,607,814

End of Period (Including accumulated net investment loss of $151,298 and accumulated undistributed net investment income of $70,348, respectively)	$37,917,210	$42,018,397

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Special Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is,

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended February 28, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Common Stocks
Biotechnology	$828,615	$828,615	—	—
Capital Markets	1,663,079	1,663,079	—	—
Chemicals	1,071,678	1,071,678	—	—
Commercial Services & Supplies	542,537	542,537	—	—
Construction Materials	1,346,557	1,346,557	—	—
Distributors	348,352	348,352	—	—
Diversified Consumer Services	604,751	604,751	—	—
Diversified Financial Services	1,497,638	1,497,638	—	—
Diversified Telecommunication Services	432,992	432,992	—	—
Electric Utilities	1,763,138	1,763,138	—	—
Health Care Equipment & Supplies	771,454	771,454	—	—
Health Care Technology	1,194,260	1,194,260	—	—
Hotels, Restaurants & Leisure	3,747,440	3,747,440	—	—
Household Durables	973,308	973,308	—	—
Information Technology Services	972,876	972,876	—	—
Insurance	904,894	904,894	—	—

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Internet & Catalog Retail	$1,820,416	$1,820,416	—	—
Internet Software & Services	3,442,194	3,442,194	—	—
Leisure Equipment & Products	573,503	573,503	—	—
Life Sciences Tools & Services	1,361,273	1,361,273	—	—
Media	722,301	722,301	—	—
Metals & Mining	1,052,747	1,052,747	—	—
Oil, Gas & Consumable Fuels	975,900	975,900	—	—
Professional Services	2,428,017	2,428,017	—	—
Real Estate Management & Development	769,400	769,400	—	—
Semiconductors & Semiconductor Equipment	647,125	647,125	—	—
Software	2,211,595	2,211,595	—	—
Specialty Retail	488,454	488,454	—	—
Textiles, Apparel & Luxury Goods	484,436	484,436	—	—
Transportation Infrastructure	207,860	207,860	—	—

Total Common Stocks	35,848,790	35,848,790	—	—

Non-Convertible Preferred Stocks	887,388	—	—	$887,388
Short-Term Investment – Investment Company	1,206,947	1,206,947	—	—

Total	$37,943,125	$37,055,737	—	$887,388

Liabilities:
Forward Foreign Currency Contracts	$(9)	—	$(9)	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2010, the Fund did not have any investments transfer between valuation levels.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN
SECURITIES

Beginning Balance	$1,831,778
Net purchases (sales)	—
Amortization of discount	—
Transfers in	—
Transfers out	(648,789)
Change in unrealized appreciation/depreciation	(295,601)
Realized gains (losses)	—

Ending Balance	$887,388

Net change in unrealized appreciation/depreciation from investments still held as of August 31, 2010	$(125,531)

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

During the six months ended August 31, 2010, the value of forward foreign currency contracts opened and closed were $795,759 and $558,244, respectively.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of August 31, 2010.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS		STATEMENT OF ASSETS
PRIMARY RISK EXPOSURE	AND LIABILITIES LOCATION	FAIR VALUE	AND LIABILITIES LOCATION	FAIR VALUE

Foreign Currency Risk	Unrealized appreciation on open forward foreign currency contracts	$—	Unrealized depreciation on open forward foreign currency contracts	$(9)

The following tables set forth by primary risk exposure the Fund’s realized losses and change in unrealized gains (losses) by type of derivative contract for the six months ended August 31, 2010.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY

Foreign Currency Risk	$(107)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY

Foreign Currency Risk	$(9)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.92% to the portion of the daily net assets not exceeding $1 billion; 0.85% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan’s inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,601,297 at August 31, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended August 31, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class B shares and Class C shares of $2,100 and $179, respectively and received $513 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended August 31, 2010, advisory fees paid were reduced by $572 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $778 for the six months ended August 31, 2010. During the six months ended August 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $6,095,980 and $5,258,332, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2010 aggregated $3,921,268 and $8,181,072, respectively.

For the six months ended August 31, 2010, the Fund incurred brokerage commissions of $140 with Citigroup, Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

7. Shares of Beneficial Interest+++
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	AUGUST 31, 2010		FEBRUARY 28, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	58,662	$1,156,371	139,638	$2,385,309
Conversion from Class B	8,925	176,938	16,761	284,695
Redeemed	(167,724)	(3,283,843)	(354,500)	(5,851,528)

Net decrease – Class A	(100,137)	(1,950,534)	(198,101)	(3,181,524)

CLASS B SHARES
Sold	1,881	33,980	3,321	49,793
Conversion to Class A	(9,844)	(176,938)	(18,386)	(284,695)
Redeemed	(85,786)	(1,529,325)	(238,726)	(3,603,313)

Net decrease – Class B	(93,749)	(1,672,283)	(253,791)	(3,838,215)

CLASS C SHARES
Sold	172	3,053	2,776	34,503
Redeemed	(26,719)	(471,126)	(31,408)	(459,124)

Net decrease – Class C	(26,547)	(468,073)	(28,632)	(424,621)

CLASS I SHARES
Sold	275	5,470	1,311	23,413
Redeemed	(306)	(6,428)	(1,066)	(18,440)

Net increase (decrease) – Class I	(31)	(958)	245	4,973

Net decrease in Fund	(220,464)	$(4,091,848)	(480,279)	$(7,439,387)

+++	On August 25, 2005, the Fund suspended the offering of its shares to new investors with certain exceptions. The Fund may recommence offering its shares to new investors at such time as the Investment Adviser determines that it would be consistent with prudent portfolio management.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2010 (unaudited) continued

As of February 28, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and tax adjustments on a partnership investment held by the Fund.
9. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

Morgan Stanley Special Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2010		2010		2009		2008(1)		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.72		$11.32		$19.91		$22.12		$21.21		$17.70

Income (loss) from investment operations:
Net investment loss(2)	(0.09)		(0.25)		(0.19)		(0.23)		(0.29)		(0.22)
Net realized and unrealized gain (loss)	0.02		7.65		(8.40)		(1.98)		1.20		3.73

Total income (loss) from investment operations	(0.07)		7.40		(8.59)		(2.21)		0.91		3.51

Net asset value, end of period	$18.65		$18.72		$11.32		$19.91		$22.12		$21.21

Total Return(3)	(0.37	)%(8)	65.37%		(43.14)%		(9.99)%		4.29%		19.83%
Ratios to Average Net Assets:(4)
Total expenses	2.12	%(5)(9)	2.21	%(5)	2.02	%(5)	1.79	%(5)	1.77	%(6)	1.77	%(6)
Net investment loss	(0.93	)%(5)(9)	(1.50	)%(5)	(1.11	)%(5)	(1.01	)%(5)	(1.37	)%(6)	(1.09)	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$31,872		$33,880		$22,729		$43,992		$55,358		$63,336
Portfolio turnover rate	10	%(8)	29%		25%		54%		56%		80%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	1.78%	(1.38)%
February 28, 2006	1.81	(1.13)

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2010		2010		2009		2008(1)		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.01		$10.36		$18.36		$20.55		$19.85		$16.69

Income (loss) from investment operations:
Net investment loss(2)	(0.15)		(0.34)		(0.30)		(0.37)		(0.42)		(0.33)
Net realized and unrealized gain (loss)	0.01		6.99		(7.70)		(1.82)		1.12		3.49

Total income (loss) from investment operations	(0.14)		6.65		(8.00)		(2.19)		0.70		3.16

Net asset value, end of period	$16.87		$17.01		$10.36		$18.36		$20.55		$19.85

Total Return(3)	(0.82	)%(8)	64.19%		(43.57)%		(10.66)%		3.53%		18.93%
Ratios to Average Net Assets:(4)
Total expenses	2.87	%(5)(9)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)	2.53	%(6)
Net investment loss	(1.68	)%(5)(9)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)	(1.85	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$3,726		$5,350		$5,888		$20,675		$39,042		$58,099
Portfolio turnover rate	10	%(8)	29%		25%		54%		56%		80%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	2.54%	(2.14)%
February 28, 2006	2.57	(1.89)

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2010		2010		2009		2008(1)		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.00		$10.36		$18.35		$20.54		$19.84		$16.68

Income (loss) from investment operations:
Net investment loss(2)	(0.15)		(0.35)		(0.29)		(0.37)		(0.42)		(0.32)
Net realized and unrealized gain (loss)	0.02		6.99		(7.70)		(1.82)		1.12		3.48

Total income (loss) from investment operations	(0.13)		6.64		(7.99)		(2.19)		0.70		3.16

Net asset value, end of period	$16.87		$17.00		$10.36		$18.35		$20.54		$19.84

Total Return(3)	(0.76	)%(8)	64.09%		(43.54)%		(10.66)%		3.53%		19.09%
Ratios to Average Net Assets:(4)
Total expenses	2.87	%(5)(9)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)	2.49	%(6)
Net investment loss	(1.68	)%(5)(9)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)	(1.81	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$2,016		$2,484		$1,810		$3,842		$5,365		$7,540
Portfolio turnover rate	10	%(8)	29%		25%		54%		56%		80%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	2.54%	(2.14)%
February 28, 2006	2.53	(1.85)

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2010		2010		2009		2008(1)		2007		2006
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.26		$11.62		$20.40		$22.61		$21.62		$17.99

Income (loss) from investment operations:
Net investment loss(2)	(0.07)		(0.22)		(0.15)		(0.18)		(0.24)		(0.18)
Net realized and unrealized gain (loss)	0.02		7.86		(8.63)		(2.03)		1.23		3.81

Total income (loss) from investment operations	(0.05)		7.64		(8.78)		(2.21)		0.99		3.63

Net asset value, end of period	$19.21		$19.26		$11.62		$20.40		$22.61		$21.62

Total Return(3)	(0.26	)%(8)	65.75%		(43.04)%		(9.77)%		4.58%		20.18%
Ratios to Average Net Assets:(4)
Total expenses	1.87	%(5)(9)	1.96	%(5)	1.77	%(5)	1.54	%(5)	1.53	%(6)	1.53	%(6)
Net investment loss	(0.68	)%(5)(9)	(1.25	)%(5)	(0.86	)%(5)	(0.76	)%(5)	(1.13	)%(6)	(0.85	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$303		$304		$181		$5,078		$7,377		$11,228
Portfolio turnover rate	10	%(8)	29%		25%		54%		56%		80%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	1.54%	(1.14)%
February 28, 2006	1.57	(0.89)

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8a.m. and 8p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Special Growth Fund

Semiannual
Report

August 31, 2010

SMPSAN
IU10-03348P-Y08/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Special Growth Fund
/s/ Sara Furber
Sara Furber
Principal Executive Officer
October 19, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Sara Furber
Sara Furber
Principal Executive Officer
October 19, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 19, 2010

3